UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 18, 2018

Spirit of Texas Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38484	90-0499552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1836 Spirit of Texas Way, Conroe, Texas 77301
(Address of Principal Executive Offices) (Zip Code)

(936) 521-1836
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

          On July 18, 2018, Spirit of Texas Bancshares, Inc., a Texas corporation, announced that it will disclose its second quarter 2018 financial results after the market closes on Tuesday, July 24, 2018, and has scheduled a quarterly earnings conference call and webcast on Wednesday, July 25, 2018 at 10:00 a.m. Eastern Time to discuss such financial results and provide an update on recent activities. The press release announcing the conference call and webcast information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Spirit of Texas Bancshares, Inc. press release, dated July 18, 2018, announcing second quarter 2018 conference call and webcast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spirit of Texas Bancshares, Inc.

Date: July 18, 2018	By:	/s/ Jeffrey A. Powell
Jeffrey A. Powell
Chief Financial Officer and Executive Vice President